UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2008

FRED’S, INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-14565	62-0634010
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

4300 New Getwell Road, Memphis, Tennessee	38118
(Address of Principal Executive Offices)	(Zip Code)

Company's telephone number, including area code: (901) 365-8880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2008, Fred’s entered into an Amendment to Employment Agreement with Michael J. Hayes amending his Employment Agreement dated April 30, 2003.  On December 22, 2008, Fred’s entered into an Amendment to Employment Agreement with Bruce A. Efird amending his Employment Agreement dated September 22, 2007.  The purpose of these amendments was to make certain modifications in order to make the agreements comply with Section 409A of the Internal Revenue Code of 1986.  Copies of the amendments to employment agreement for Messrs. Hayes and Efird are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Amendment to Employment Agreement, dated as of December 16, 2008, by and between Fred’s and Michael J. Hayes.
10.2	Amendment to Employment Agreement, dated as of December 22, 2008, by and between Fred’s and Bruce A. Efird.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRED'S, INC.
(Registrant)

By:	/s/ Jerry A. Shore
Name:	Jerry A. Shore
Title:	Executive Vice President and Chief Financial Officer

Date: December 23, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amendment to Employment Agreement, dated as of December 16, 2008, by and between Fred’s and Michael J. Hayes.
10.2	Amendment to Employment Agreement, dated as of December 22, 2008, by and between Fred’s and Bruce A. Efird.